068 P1 06/20

SUPPLEMENT DATED JUNE 1, 2020

TO THE PROSPECTUS DATED OCTOBER 1, 2019

OF

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
(a series of Franklin Alternative Strategies Funds)

The prospectus is amended as follows:

I. The following replaces the “Annual Fund Operating Expenses” table and “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section in the prospectus:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	1.89%	1.89%	1.89%	1.89%	1.89%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses
Other expenses of the Fund	0.22%	0.22%	0.22%	0.15%	0.22%
Other expenses of the Subsidiary[2]	0.03%	0.03%	0.03%	0.03%	0.03%
Dividend expense and security borrowing fees for securities sold short	0.36%	0.36%	0.36%	0.36%	0.36%
Acquired fund fees and expenses[3]	0.03%	0.03%	0.03%	0.03%	0.03%
Total annual Fund operating expenses[3]	2.78%	3.53%	3.03%	2.46%	2.53%
Fee waiver and/or expense reimbursement[2]	-0.19%	-0.19%	-0.19%	-0.20%	-0.19%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2,3]	2.59%	3.34%	2.84%	2.26%	2.34%

1. Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund's contractual management fee rate effective on June 1, 2020. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). The waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place. Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees; acquired fund fees and expenses; expenses related to securities sold short; and certain non-routine expenses) for each class of the Fund other than Class R6 do not exceed 1.95%, and for Class R6 do not exceed 1.87%, until September 30, 2020. In addition, the transfer agent has contractually agreed to limit its fees on Class R6 shares to 0.02% until September 30, 2020. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A	$ 798	$ 1,348	$ 1,923	$ 3,475
Class C	$ 437	$ 1,065	$ 1,815	$ 3,788
Class R	$ 287	$ 918	$ 1,575	$ 3,333
Class R6	$ 229	$ 747	$ 1,292	$ 2,779
Advisor Class	$ 237	$ 769	$ 1,328	$ 2,851
If you do not sell your shares:
Class C	$ 337	$ 1,065	$ 1,815	$ 3,788

II. The following is added to the “Fund Details – Management” section of the prospectus:

Effective June 1, 2020, the Fund’s investment management fee was reduced, as approved by the board of trustees. Prior to June 1, 2020, the Fund paid the investment manager a fee equal to an annual rate of 1.90% of the average daily net assets of the Fund.

Effective June 1, 2020, the Fund pays the investment manager a fee equal to an annual rate based on the Fund’s average daily net assets, as listed below:

  1.90% of the value of net assets up to and including $1 billion;
  1.85% of the value of net assets over $1 billion up to and including $1.5 billion;
  1.80% of the value of net assets over $1.5 billion up to and including $3 billion; and
  1.75% of the value of net assets over $3 billion.

Please keep this supplement with your prospectus for future reference.

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